                                                                    EXHIBIT 99.5

                                     FORM OF
                          PERFORMANCE SHARES AGREEMENT
                                    UNDER THE
               LITTELFUSE, INC. EQUITY INCENTIVE COMPENSATION PLAN

     THIS PERFORMANCE SHARES AGREEMENT is entered into as of ______, 20___, between _____________________ (the "Recipient") and LITTELFUSE, INC., a Delaware corporation (the "Corporation"), with reference to the following facts:

     A. Pursuant to the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Plan"), the Corporation is authorized to grant awards of rights ("Performance Share Units") to acquire shares of its Common Stock, $.01 par value (the "Common Stock"), on a restricted basis as provided in the Plan to officers and employees of the Corporation or any Subsidiary as a reward for past performance or as an incentive for future performance.

     B. The Corporation desires to grant Performance Share Units to the
Recipient.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing facts and other good and valuable consideration, the parties hereto hereby agree as follows:

          1. Grant of Performance Share Units. (a) The Corporation hereby grants to the Recipient Performance Share Units entitling the Recipient to acquire up to _______ shares of the Common Stock (hereinafter referred to as the "Maximum Performance Shares Amount"), subject in all respects to the provisions of the Plan and the terms and conditions set forth herein.

          (b) Plan and Committee. The construction of the terms of this Agreement shall be controlled by the Plan, a copy of which is attached hereto as Exhibit A and hereby made a part hereof as though set forth herein verbatim, and the rights of the Recipient are subject to modification and termination in certain events as provided in the Plan. All words and phrases not otherwise defined herein shall have the meanings provided in the Plan. The Committee's interpretations of and determinations under any of the provisions of the Plan or this Agreement shall be conclusive.

          2. Number of Performance Shares Deemed Earned. (a) The number of shares of the Common Stock which the Recipient shall be entitled to be issued or paid for in cash pursuant to this Agreement shall be determined pursuant to the following formula (hereinafter said shares shall be referred to as the "Performance Shares" and said number of shares resulting from said formula shall be referred to as the "Earned Performance Shares Amount"):

               (i) The Recipient shall be deemed to have earned no Performance Shares in the event that EBITDA Growth is less than ____% or Average RONTA is less than ____%.

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               (ii) The Recipient shall be deemed to have earned ____% of the
          Maximum Performance Shares Amount if EBITDA Growth is equal to or greater than ____% but less than ____%, and Average RONTA is equal to or greater than ____% but less than ____%. For each full percentage point above the EBITDA Growth minimum of ____%, the recipient will earn an incremental ____% of the Maximum Performance Shares Amount, up to a maximum of an additional ____% of the Maximum Performance Shares Amount. Additionally, for each full percentage point above the Average RONTA minimum of ____%, the recipient will earn an incremental ____% of the Maximum Performance Shares Amount up to a maximum of an additional ____% of the Maximum Performance Shares Amount. Therefore, the Maximum Performance Shares Amount is earned only when EBITDA Growth is greater than ____% and Average RONTA is greater than ____%. The chart attached hereto as Exhibit A illustrates the application of the foregoing formula.

          (b) As used herein, the term "EBITDA" shall mean the consolidated net income of the Corporation for each of the 20___, 20___ and 20___ fiscal years of the Corporation (hereinafter said three (3) year period is referred to as the "Performance Period"); provided, however, that in calculating said consolidated net income, no deductions shall be made for any interest, taxes, depreciation or amortization.

          (c) As used herein, the term "EBITDA Growth" shall mean the compound annual growth rate in EBITDA from fiscal year 20___ through fiscal year 20___ defined mathematically as follows (but expressed as a percentage):

          EBITDA Growth = (fiscal year 20___ EBITDA / fiscal year 20___ EBITDA)1/3 - 1

          (d) As used herein, the term "RONTA" shall mean the percentage return on net tangible assets for the Corporation for each of the fiscal years of the Corporation during the Performance Period, calculated for each such fiscal year by dividing the consolidated net income of the Corporation for such fiscal year by the average of the amounts of (x) the total assets minus the total intangible assets minus the total current liabilities of the Corporation at the beginning of such fiscal year and (y) the total assets minus the total intangible assets minus the total current liabilities of the Corporation at the end of such fiscal year; provided, however, that current liabilities shall not include the current portion of long term debt for purposes of this calculation.

          (e) As used herein, the term "Average RONTA" shall mean the average RONTA for each of the three fiscal years of the Corporation during the Performance Period.

          (f) To the extent applicable, all calculations of EBITDA and RONTA, and the components thereof, shall be made in accordance with generally accepted accounting principles consistently applied.

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          (g) In the event that the Corporation shall amend its financial statements for any of its fiscal years 20___, 20___ or 20___ at any time after March ____, 20___, and before January ___, 20___, so that any of the items used to calculate EBITDA or RONTA for any of those fiscal years are materially changed, the Committee, in its discretion, may make appropriate adjustments to the number of Performance Shares deemed earned pursuant to
     Section 2 hereof.

          (h) In the event that the Corporation or any Subsidiary shall be a party to any merger or consolidation or acquisition of assets, shall sell all or substantially all of its assets or enter into any other transaction which, in the good faith opinion of the Committee, will have a material effect (either positive or negative) on EBITDA or RONTA during the Performance Period or the ability of the Recipient to obtain the economic benefit contemplated by this Agreement, the Committee shall appropriately and reasonably adjust the formula contained in Section 2(a) to provide the Recipient with substantially the same opportunity to obtain substantially the same economic benefit that the Recipient would have if said transaction had not been entered into, said adjustment to be evidenced in a writing delivered by the Corporation to the Recipient.

          (i) In the event that at anytime from and after the date hereof to and including January ____, 20___, there shall occur any changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, exchanges of shares, separations, reorganizations, liquidations and the like, the Committee shall appropriately and reasonably adjust the Maximum Performance Shares Amount, the Earned Performance Shares Amount, the number of any earned but unissued Performance Shares and/or the amount of any earned but unpaid Performance Payments.

          (j) Notwithstanding the foregoing, if the Recipient is a Named Executive Officer, the Recipient shall not be entitled to any Performance Shares unless and until the Committee has determined and certified that the targets set forth in Section 2(a) have been satisfied, in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

          3. Issuance of Performance Shares. In the event that the Recipient is deemed to have earned any Performance Shares pursuant to the provisions of
     Section 2 hereof, a certificate or certificates representing that number of shares of the Common Stock which is equal to one-half (1/2) of the Earned Performance Shares Amount shall be issued in the Recipient's name as of March ____, 20___, and as soon as reasonably practical after the delivery by the Recipient to the Corporation of a stock power signed in blank by the Recipient with respect to such Performance Shares and in a form which is acceptable to the Corporation which may be used by the Corporation to cancel such Performance Shares in accordance with the provisions of the Plan and this Agreement. Upon issuance of the certificate or certificates for such Performance Shares, the Recipient shall be a stockholder with respect to such Performance Shares and shall have all the rights of a stockholder with respect to such Performance Shares, including but not limited to, the right to vote such Performance Shares and to receive dividends and other distributions

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     paid with respect to such Performance Shares. The certificate or certificates representing such Performance Shares, together with the executed stock power, shall be held in custody by the Corporation or an agent therefor pursuant to the provisions of the Plan for the account of the Recipient.

          4. Payment of Cash in Lieu of Issuance of Performance Shares. In the event that the Recipient is deemed to have earned any Performance Shares pursuant to the provisions of Section 2 hereof, the Corporation shall pay to the Recipient on each of January ____, 20___, 20___ and 20___ an amount in cash (in lieu of the issuance of Performance Shares) equal to the product of (i) one-sixth (1/6th) of the Earned Performance Shares Amount multiplied by (ii) the Fair Market Value of the Common Stock on the payment date, as defined in Section 2.14 of the Plan (hereinafter referred to as a "Performance Payment").

          5. Restrictions. The Performance Share Units awarded pursuant to this Agreement and any Performance Shares or Performance Payments which may be deemed to be earned or owing with respect thereto shall be subject to the following terms and conditions (the "Restrictions"):

               (i) the Recipient shall not be entitled to delivery of a certificate representing the Performance Shares until the Restrictions pertaining thereto shall be terminated pursuant to either Sections 6 or 7 hereof;

               (ii) none of the Performance Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of;

               (iii) none of the Performance Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the Restrictions pertaining thereto shall be terminated pursuant to either Sections 6 or 7 hereof;

               (iv) all of the Performance Share Units shall be forfeited and cancelled and all rights of the Recipient to such Performance Share Units and any Performance Shares or Performance Payments which may be deemed to be earned or owing with respect thereto shall terminate without further obligation on the part of the Corporation in the event that the Recipient ceases to be an Employee for any reason prior to January ____, 20___, for any reason;

               (v) all of the Performance Shares which are issued pursuant to
          Section 3 hereof shall be forfeited and cancelled and the Recipient shall have no further rights whatsoever with respect thereto in the event the Recipient ceases to be an Employee prior to January ___, 20___, for any reason other than a reason set forth in Section 7 hereof;

               (vi) two-thirds (2/3rds) of any Performance Shares which are issued pursuant to Section 3 hereof shall be forfeited and cancelled and the Recipient shall have no further rights whatsoever with respect thereto in the event the

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          Recipient ceases to be an Employee prior to January ___, 20___, for any reason other than a reason described in Section 7 hereof;

               (vii) one-third (1/3rd) of any Performance Shares which are issued pursuant to Section 3 hereof shall be forfeited and cancelled and the Recipient shall have no further rights whatsoever with respect thereto in the event the Recipient ceases to be an Employee prior to January ___, 20___, for any reason other than a reason described in
          Section 7 hereof;

               (viii) any right of the Recipient to receive any Performance Payments pursuant to Section 4 hereof shall be forfeited and cancelled and the Recipient shall have no further rights whatsoever with respect thereto in the event the Recipient ceases to be an Employee prior to the applicable payment date for such Performance Payment for any reason other than a reason described in Section 7 hereof; and

               (ix) Notwithstanding any other provision of this Section 5, or of
          Section 6 or 7, upon the occurrence of any of the Forfeiture Events described in Section 11.4 of the Plan, all rights to Performance Shares that have not yet vested shall be forfeited, and the Recipient may be required to repay the Award Amount, in accordance with the provisions of Section 11.3 of the Plan.

          6. Vesting of Performance Shares. The Restrictions respecting the Performance Shares issued pursuant to Section 3 hereof which have not theretofore been forfeited and cancelled pursuant to Section 5 hereof shall terminate with respect to one-third (1/3rd) of such Performance Shares on each of January ___, 20___, January ___, 20___ and January ___, 20___.

          7. Termination of Restrictions upon Certain Events. The Restrictions shall terminate with respect to all of the Performance Shares and the Performance Payments which have not theretofore been forfeited and cancelled pursuant to Section 5 hereof upon the first to occur of the following events:

               (i) the death of the Recipient;

               (ii) the Disability of the Recipient;

               (iii) the dates specified in Section 6, notwithstanding the Recipient's prior termination of employment, if the Recipient's employment is terminated due to an Eligible Retirement; or

               (iv) the occurrence of a Change in Control.

          8. Issuance of Stock Certificate for Vested Performance Shares. Upon the termination of the Restrictions respecting any Performance Shares pursuant to Section 6


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     hereof, the Corporation shall promptly cause a stock certificate representing such Performance Shares to be delivered to the Recipient, free and clear of all Restrictions.

          9. Accelerated Delivery of Stock Certificate and Payment of Performance Payments. Upon the termination of the Restrictions respecting any Performance Shares pursuant to Section 7(i), 7(ii) or 7(iii) hereof, the Corporation shall promptly cause a stock certificate representing such Performance Shares to be delivered to the Recipient, free and clear of all Restrictions, and shall promptly pay in cash an amount equal to the product of (i) 1/2 (if such termination occurs on or prior to January ___, 20___), 1/3 (if such termination occurs after January ___, 20___ and on or prior to January ___, 20___) or 1/6 (if such termination occurs after January ___, 20___) of the Earned Performance Shares Amount multiplied by (ii) the Market Price of the Common Stock on the date of such termination.

          10. Compliance with Law. No Performance Shares shall be issued pursuant to this Agreement unless said issuance is in compliance with applicable federal and state tax and securities laws.

               10.1. Certificate Legends. The certificates for Performance Shares issued pursuant to this Agreement shall bear any legends deemed necessary or appropriate by the Corporation.

               10.2. Representations of the Recipient. At the request of the Corporation, the Recipient will deliver to the Corporation such signed representations as may be necessary, in the opinion of counsel satisfactory to the Corporation, for compliance with applicable federal and state securities laws.

               10.3. Resale. In addition to the restrictions contained in the Plan, the Recipient's ability to transfer Performance Shares issued pursuant to this Agreement or securities acquired in lieu thereof or in exchange therefor may be restricted under federal or state securities laws. The Recipient shall not resell or offer for resale such Performance Shares or securities unless they have been registered or qualified for resale under all applicable federal and state securities laws or an exemption from such registration or qualification is available in the opinion of counsel satisfactory to the Corporation.

          11. Notice. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided, however, that unless and until some other address be so designated, all notices or communications by the Recipient to the Corporation shall be mailed or delivered to the Corporation to the attention of its Secretary at 800 East Northwest Highway, Des Plaines, Illinois 60016, and all notices or communications by the Corporation to the Recipient may be given to the Recipient personally or may be mailed to the Recipient at the most recent address which the Recipient has provided in writing to the Corporation.


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          12. Tax Treatment. The Recipient acknowledges that the tax treatment respecting the Performance Shares issued pursuant to this Agreement or any events or transactions with respect thereto may be dependent upon various factors or events which are not determined by the Plan or this Agreement. It is the intent of the Corporation that all certificates for Performance Shares be delivered, and all Performance Payments be paid, not later than the fifteenth day of the third month of the year following the year in which the Recipient's right thereto is no longer subject to a substantial risk of forfeiture, so that all deferrals of compensation hereunder shall constitute short-term deferrals not subject to Section 409A of the Code. Notwithstanding the foregoing, the Corporation makes no representations to the Recipient with respect to and hereby disclaims all responsibility as to such tax treatment.

          13. Withholding Taxes. The Corporation shall have the right to deduct from the amount of any Performance Payment an amount sufficient to satisfy any federal, state or local withholding tax requirement. The Corporation shall have the right to require the Recipient to remit to the Corporation an amount sufficient to satisfy any federal, state or local withholding tax requirement prior to the issuance or delivery of any Performance Shares to the Recipient. The Corporation will notify the Recipient of the amount of the withholding tax which must be paid under federal and, where applicable, state and local law. Upon receipt of such notice, the Recipient shall promptly remit to the Corporation the amount specified in such notice. No amounts of income received by the Recipient pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Corporation or any subsidiary.

          14. Effect on SERP. The Corporation and the Recipient agree that neither the value of any shares of Common Stock issued, nor the amount of any cash paid, to the Recipient pursuant to this Agreement shall be included in the definition of "Compensation" under the Littelfuse, Inc. Supplemental Executive Retirement Plan.

     IN WITNESS WHEREOF, the Corporation and the Recipient have executed this Performance Shares Agreement effective as of the date first set forth above.

LITTELFUSE, INC.                        RECIPIENT:


By
   ----------------------------------   ----------------------------------------
Its
    ---------------------------------

                                    EXHIBIT A

                   over __%                       ___%                          ___%                          ___%
                   --------           ----------------------------  ----------------------------  ----------------------------
        less than __ greater than __%             ___%                          ___%                          ___%

EBITDA  less than __ greater than __%             ___%                          ___%                          ___%

GROWTH  less than __ greater than __%             ___%                          ___%                          ___%

        less than __ greater than __%             ___%                          ___%                          ___%

        less than __ greater than __% less than __ greater than __% less than __ greater than __% less than __ greater than __%

                   ___%                  ___%
        ----------------------------  -------
                   ___%                  ___%

EBITDA             ___%                  ___%

GROWTH             ___%                  ___%

                   ___%                  ___%

        less than __ greater than __% over__%

                                  AVERAGE RONTA